SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                       ------------------

                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 1, 1998


                    Dole Food Company, Inc.
      (Exact Name of Registrant as Specified in Charter)


        Hawaii               1-4455             99-0035300
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(State or Other         (Commission File    (IRS Employer
Jurisdiction                 Number)        Identification No.)
of Incorporation)

31365 Oak Crest Drive    Westlake Village, California       91361
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(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number including area code (818) 879-6600


                         Not applicable.
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 (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.    Description of Exhibit
1              Underwriting Agreement and Pricing Agreement,
               each dated October 1, 1998, between the
               Registrant and Chase Securities, Inc., Goldman,
               Sachs & Co., Deutsche Bank Securities Inc.,
               NationsBanc Montgomery Securities LLC and First
               Union Capital Markets, a division of Wheat First
               Securities, Inc., relating to the Registrant's
               6 3/8% Notes due 2005 (the "Notes").

4.1            Officers' Certificate (without exhibits), dated
               October 6, 1998, establishing the terms of the Notes.

4.2            Form of global securities representing the Notes.

5 Opinion of O'Melveny & Myers LLP as to the validity of the Notes.

23             Consent of O'Melveny & Myers LLP (included in
               Exhibit 5 hereto).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            DOLE FOOD COMPANY, INC.



                            By: /s/ Edward A. Lang, III
                               ----------------------------------
                               Name:  Edward A. Lang, III
                               Title: Vice President and Treasurer

DATED:  October 6, 1998
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